                                                                   Exhibit 99.2

                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY

                              Vail Resorts, Inc.

     OFFER TO EXCHANGE ITS 8 3/4% SENIOR SUBORDINATED NOTES DUE 2009,
   WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                 FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING

                8 3/4% SENIOR SUBORDINATED NOTES DUE 2009

                 PURSUANT TO THE PROSPECTUS, DATED      , 1999

    THE  EXCHANGE OFFER WILL EXPIRE  AT 5:00 P.M.,  NEW YORK CITY TIME,  ON
             , 1999,  UNLESS EXTENDED (THE "EXPIRATION  DATE"). TENDERS
            MAY BE  WITHDRAWN  PRIOR TO  5:00 P.M.,  NEW  YORK CITY
               TIME, ON THE EXPIRATION DATE.


   As set forth in the Prospectus dated      , 1999 (the "Prospectus") under
the caption "The Exchange Offer--Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 8 3/4% Senior Subordinated Notes due 2009 (the "Outstanding Notes") of Vail Resorts, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                             The Exchange Agent is

                    UNITED STATES TRUST COMPANY OF NEW YORK

 By Registered or Certified Mail:       By Hand before 4:30 p.m.:     By Hand after 4:30 p.m. or Overnight
        UNITED STATES TRUST                UNITED STATES TRUST                    By Courier:
        COMPANY OF NEW YORK                COMPANY OF NEW YORK                UNITED STATES TRUST
                                                                              COMPANY OF NEW YORK
                                               111 Broadway
    P.O. Box 843 Cooper Station             New York, NY 10006              770 Broadway, 13th Floor
        New York, NY 10276           Attention: Lower Level Corporate          New York, NY 10003
Attention: Corporate Trust Services            Trust Window

                                By Facsimile:

                                 (212) 780-0592

                            Confirm by Telephone:

                             (212) 548-6565

Delivery of this instrument to an address or transmission via facsimile number other than the ones above will not constitute a valid delivery.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

   Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Vail Resorts, Inc., a Delaware
corporation (the "Company"), $           principal amount of Outstanding
Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

      Certificate Numbers of                    Principal Amount Tendered
        Outstanding Notes

          (if available)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

   If Outstanding Notes will be tendered by book-entry transfer to the Depositary Trust Company, provide account number.

                                       Account No. ___________________________

   The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and the United States Trust Company Of New York, as Trustee with respect to the Outstanding Notes tendered pursuant to the Exchange Offer.

   All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


                                   SIGN HERE

 ----------------------------------------------------------------------------
         Signature(s) of Registered Holder(s) or Authorized Signatory

 ----------------------------------------------------------------------------
                        Name(s) of Registered Holder(s)
                            (Please Type or Print)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                                    Address

 ----------------------------------------------------------------------------
                                   Zip Code

 ----------------------------------------------------------------------------
                        Area code and Telephone Number

 Dated: _______________________________________________________________, 1999

                                   GUARANTEE
                   (Not to be Used for Signature Guarantees)

    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.

 ------------------------------------    ------------------------------------
              Name of Firm

                                                          Title

 ------------------------------------    ------------------------------------
          Authorized Signature

                                               Name (Please Type or Print)

 ------------------------------------    Dated: _____________________________
                 Address

                                                            , 1999
 ------------------------------------
     Area Code and Telephone Number


 NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM.
       CERTIFICATES FOR OUTSTANDING NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3